EX-99.B.10(iii)

[AETNA LOGO] Supplement to Application
             for Variable Life Insurance

                                        Aetna Life Insurance and Annuity Company
                                        151 Farmington Avenue
                                        Hartford, Connecticut 06156

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Proposed     1a. Name of Insured (First, Middle, Last)
Insured(s)

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             1b. Name of Insured (First, Middle, Last)

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
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Premium      2. (Indicate whole percentages. Percentages must equal 100%.)
Payment
Allocation   Global/International Growth                              Growth & Income (Stocks & Bonds)
             ______ % Janus Aspen Worldwide Growth Portfolio          ______ % Aetna Investment Advisers Fund
             ______ % Oppenheimer Global Securities Fund              ______ % Janus Aspen Balanced Portfolio
             ______ % PPI Scudder International Growth Portfolio      Asset Allocation
             Aggressive Growth                                        ______ % Aetna Ascent Variable Portfolio
             ______ % Janus Aspen Aggressive Growth Portfolio         ______ % Aetna Crossroads Variable Portfolio
             ______ % PPI MFS Emerging Equities Portfolio             ______ % Aetna Legacy Variable Portfolio
             Growth                                                   Income
             ______ % Fidelity VIP II Contrafund Portfolio            ______ % Aetna Income Shares
             ______ % Janus Aspen Growth Portfolio                    ______ % Oppenheimer Strategic Bond Fund
             ______ % PPI MFS Research Growth Portfolio               Stability of Principal
             ______ % PPI MFS Value Equity Portfolio                  ______ % Aetna Fixed Account
             ______ % PPI T. Rowe Price Growth Equity Portfolio       ______ % Aetna Variable Encore Fund
             Growth & Income (Stocks)
             ______ % Aetna Variable Fund
             ______ % Aetna Variable Index Plus Portfolio
             ______ % Fidelity VIP Equity-Income Portfolio
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Owner's      The rules of the National Association of Securities Dealers, Inc.
Suitability  require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on
             information provided by the Owner as shown on this form and on information known by the Sales Representative.

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             3. Owner's Taxpayer Identification Number

                [_] Individual ___  ___  ___  /  ___  ___  /  ___  ___  ___  ___

                [_] Partnership [_] Corporation [_] Trustee [_] Other ___  ___  /  ___  ___  ___  ___  ___  ___  ___

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             4. Age

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             5. Citizenship

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             6. Marital Status

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             7. Number of Dependents

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             8. Occupation

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             9. Employer's Name & Address

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             10. Investment Objectives (Check all applicable objectives.)
                 [_] Capital Preservation           [_] Growth
                 [_] Tax Advantage/Deferral         [_] Aggressive Growth
                 [_] Current Income                 [_] Other (please specify)  _________________
                 [_] Growth and Income
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70268-97 (3/98)


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Owner's      11. Insurance Objectives (Check all applicable objectives.)
Suitability      [_] Estate Creation
(Cont'd.)        [_] Estate Conservation
                 [_] Other (please specify)
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             12. Investment Knowledge
                 [_] Limited [_] Good [_] Extensive
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             13. Risk Tolerance
                 [_] None [_] Low [_] Medium [_] High
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             14. Is the coverage in accord with the Owner's insurance objectives and anticipated financial needs?
                 [_] Yes [_] No
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             15. Total Income of Owner's Immediate Family
                 [_] $250,000 + [_] $100,000 - $249,999 [_] $50,000 - $99,999
                 [_] $25,000 - $49,999 [_] Under $25,000
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             16. Estimated Net Worth of Owner's Immediate Family
                 [_] $1,000,000 + [_] $500,000 - $1,000,000
                 [_] $250,000 - $500,000 [_] $100,000 - $250,000
                 [_] Under $100,000
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             17. Federal Tax Bracket
                 [_] 15% [_] 28% [_] Other (please specify) ____________________
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             18. Is the Owner associated with a National Association of
                 Securities Dealers, Inc. firm?
                 [_] Yes [_] No
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Signatures   19. If jointly, or business owned, please provide the name(s) and signature(s) of the person(s) authorized to exercise ownership rights:

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             I understand that:

             THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

             VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.

             THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

             ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT
             VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON REQUEST.
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             I hereby acknowledge receipt of the Prospectus dated prospectuses dated currently for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options.
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             Signed at (City, State)                            On (Mo./Day/Yr.)

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             By (Signature of Owner)                     By (Signature of Owner)

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             Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.

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             Signature of Registered Representative             On (Mo./Day/Yr.)


70268-97 (3/98)